UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-12
STRIKER OIL & GAS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid: _____________________________________________________________

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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STRIKER OIL & GAS, INC
5075 Westheimer, Suite 975
Houston, Texas 77056
(713) 402-6700

December __, 2008

To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of Striker Oil & Gas to be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Friday, December 19, 2008.

Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter.  We look forward to greeting in person as many of our shareholders as possible.

               It is important that your shares be represented and voted at the meeting.  Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or by fax to 713-402-6799.  Returning the proxy does NOT deprive you of your right to attend the Special Meeting.  If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

Kevan Casey
Chief Executive Officer

STRIKER OIL & GAS, INC
5075 Westheimer, Suite 975
Houston, Texas 77056
(713) 402-6700

__________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Special Meeting of Shareholders of Striker Oil & Gas, Inc. will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Friday, December 19, 2008, for the following purposes:

 (i) to approve an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Nevada Secretary of State (if necessary) no later than December 31, 2009;

(ii) approve the adoption of the Company’s 2008 Stock Option Plan (the “Plan”)

These business items are described more fully in the Proxy Statement accompanying this Notice.

                Only shareholders who owned our common stock at the close of business on October 22, 2008, can vote at this meeting or any adjournments that may take place.  All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose or by fax at 713-402-6799.  Your stock will be voted in accordance with the instructions you have given.  Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

Kevan Casey
Chief Executive Officer

Dated: December __, 2008

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE OR BY FAX AT 713-402-6799 SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

 STRIKER OIL & GAS, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2008
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s Board of Directors (“Board”) for use at the Special Meeting of Shareholders to be held on December 19, 2008 at 11:00 AM, Central Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of shareholders.  The Special Meeting will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056.  We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about December 5, 2008.  The Board of Directors of Striker Oil & Gas, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. When you see the term “we,” “our,” the “Company,” it refers to Striker Oil & Gas, Inc. and its subsidiaries.

 Availability of Special Report and Form 10-KSB

Accompanying this Proxy Statement is the Company’s (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2008, (ii) Quarterly Reports for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008 respectively, and (iii) the Company’s definitive Information Statement filed March 11, 2008, each filed with the Securities and Exchange Commission.  The Company makes available, free of charge through its website (www.strikeroil.com ), its annual reports on Form 10-KSB, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission.  These reports can be found under “SEC Filings” through the “Investors” section of the Company’s website located at www.strikeroil.com.  The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2007.  Such requests should be addressed to Investor Relations, Striker Oil & Gas, Inc., 5075 Westheimer, Suite 975, Houston, Texas 77056.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not, by itself, revoke a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Special Meeting.  Only shareholders of record at the close of business on October 22, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting.  At the close of business on the Record Date, there were 23,376,351 shares of common stock outstanding and entitled to vote.  Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.  Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made.  Where no specifications are given, such proxies will be voted “FOR” the approval of an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, and “FOR” the approval of the adoption of the Company’s 2008 Stock Option Plan.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting.  If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy.  Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.  Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter will be treated as present for purposes of determining a quorum.

Voting

Proposal 1.   Approval of the amendment to the Articles of Incorporation to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting.  Abstentions and broker non votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 2.  Approval of the Company’s 2008 Stock Option Plan requires a majority of the affirmative votes of holders of the shares of a majority of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company.  In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

            Proposals of shareholders that are intended to be presented at our 2009 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8, and must have been received by our Secretary no later than November 11, 2008 in order to be included in the Proxy Statement and proxy materials relating to our 2009 Annual Meeting of Shareholders.  Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by December 31, 2008.  With respect to a proposal not to be included in the proxy statement and the proposal is permitted at the Annual Meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, even if the shareholders have not been advised of the proposal.  In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

Dissenter’s Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with any of the matters contained in this proxy statement.

PROPOSAL 1 – REVERSE STOCK SPLIT

Our Board of Directors have recommended that the Company implement a reverse split of the Company’s common stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Nevada Secretary of State (if necessary) no later than December 31, 2009.  The reverse split will be effective upon the filing, if required, of Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada.

Neither the number of authorized shares of the Company nor the par value of the shares of our common stock will be changed in connection with the reverse split.  The Board considered reducing the number of authorized shares of common stock, but determined that the availability of additional shares was necessary in order for the Company to consummate future financing transactions or business combinations.  The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for corporate purposes.

The reverse split will be realized simultaneously and in the same ratio for all shares of the common stock.  All holders of common stock will be affected uniformly by the reverse split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the reverse split.  In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of common stock.  In addition, the split will not affect any holder of our common stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of common stock will remain fully paid and non-assessable.

Board Discretion to Implement Reverse Stock Split

The Board of Directors believes that the approval of a reverse stock split ratio range (rather than an exact reverse stock split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split.  The reverse stock split would be effected, if at all, only upon a determination by the Board of Directors that the split is in the best interests of our Company and our shareholders at that time. In connection with any determination to effect the reverse stock split, the Board of Directors would set the timing for the split and select the specific ratio within the range. No further action on the part of our shareholders would be required to either implement or abandon the reverse stock split.  If the Board does not implement the reverse stock split prior to December 31, 2009, the authority granted to the Board of Directors to implement the reverse stock split will terminate. At any time prior to the effectiveness of the reverse stock split, the Board of Directors may abandon the reverse stock split if it determines in its sole discretion that this proposal is no longer in the best interests of our Company and our shareholders.  In determining whether to proceed with the reverse stock split, and if implemented, the exact ratio for the reverse stock split, our Board of Directors will consider, among other factors:

• the per share price of our common stock at the time of a decision to proceed with a reverse stock split;
• the number of authorized shares that will remain available for issuance after giving effect to the reverse stock split;
• the historical fluctuations or patterns in the trading price and volume of our common stock;
• projections for our financial condition and results of operations over various time horizons; and
• then current market conditions in our industry and in the broader market.

Reasons for the Reverse Split

The Company does not currently have any plans or arrangements to acquire any new specific business or company or to issue the additional shares of Company common stock authorized.  The primary purpose for effecting the reverse split is to increase the trading price of our common stock and decrease the number of outstanding shares of our common stock so as to make our common stock more attractive to institutional investors, and facilitate investment in the Company, and create more credibility for the Company by having fewer shares with a higher trading share price.

The Company believes that the reverse split will provide better flexibility in acquiring operating businesses and raising additional capital in the future.  Among other things, the reverse split will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, and acquiring or investing in complementary businesses or products.

In determining to recommend the reverse split, and in light of the foregoing, our Board of Directors considered, among other things, that a sustained higher per share price of our common stock, which should result from the reverse split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company.  Our Board of Directors has determined that investors who would otherwise be potential investors in our common stock would prefer to invest in shares that trade in a price range higher than the range in which our common stock currently trades.  On November 19, 2008, the closing sale price of our common stock on the Over-The-Counter Bulletin Board was $0.18.  In theory, the reverse split should cause the trading price of a share of our common stock after the reverse split to be between two and ten times what it would have been if the reverse split had not taken place, depending on the ratio selected by the Board.  However, this will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels.  For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks.  Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Our Board of Directors believes that, to the extent that the price per share of our common stock remains at a higher per share price as a result of the reverse split, some of these concerns may be ameliorated.  The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our common stock.

Principal Effects of the Reverse Split

General

The reverse split will affect all holders of our common stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our common stock be altered, except for possible changes due to the treatment of fractional shares resulting from the reverse split, as described below.  As a result of the reverse split, the par value of the Company’s common stock will not change and will remain at $0.001 regardless of the ratio determined by the Board of Directors for the reverse split.

The following table sets forth the approximate percentage reduction in the outstanding shares of the Company’s common stock and the approximate number of shares of the Company’s common stock that would be outstanding as a result of several possible ratios for the reverse split, based on 24,810,777 shares of the Company’s common stock issued and outstanding as of November 21, 2008:

Proposed Reverse Split Ratio	Percentage Reduction in Shares Outstanding	# Shares Authorized	# Shares Outstanding After Reverse Split	# Shares Issuable after Reverse Split
No reverse split	100%	1,500,000,000	24,810,777	1,475,189,223
1-for-2	50%	1,500,000,000	12,405,389	1,487,594,612
1-for-3	67%	1,500,000,000	8,270,259	1,491,729,741
1-for-4	75%	1,500,000,000	6,202,694	1,493,797,306
1-for-5	80%	1,500,000,000	4,962,155	1,495,037,845
1-for-6	83%	1,500,000,000	4,135,130	1,495,864,871
1-for-7	86%	1,500,000,000	3,544,397	1,496,455,603
1-for-8	88%	1,500,000,000	3,101,347	1,496,898,653
1-for-9	89%	1,500,000,000	2,756,753	1,497,243,247
1-for-10	90%	1,500,000,000	2,481,078	1,497,518,922

Shareholders should recognize that once the reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse split divided by a number between two and ten).  While we expect that the reverse split will result in an increase in the per share price of our common stock, the reverse split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding.  It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.  The history of similar reverse splits for companies in similar circumstances is varied.

Once the reverse split is effected and should the per share price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse split.  Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split.

           In addition, the reverse split will likely increase the number of shareholders who own “odd lots” (stockholdings in amounts of less than 100 shares).  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Any reduction in brokerage commissions resulting from the reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the reverse split.

Finally, the number of authorized but unissued shares of our common stock relative to the number of issued shares of our common stock will be increased.  This increased number of authorized but unissued shares of our common stock could be issued by the Board without further shareholder approval, which could result in dilution to the holders of our common stock.

The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction.  However, the reverse split has not been authorized in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company.  The Company’s Articles of Incorporation do not currently contain provisions having an anti-takeover effect.  Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  The reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder.  Our common stock is currently traded, and following the reverse split will continue to be traded, on the Over-The-Counter Bulletin Board.  However, our common stock will be traded under a new symbol, subject to our continued satisfaction of the OTCBB listing requirements, which we will request once the reverse stock split is complete.  Note, however, that the CUSIP number for our common stock will also change in connection with the reverse split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Accounting Matters

The reverse split will not affect total shareholders’ equity on our balance sheet.  As a result of the reverse split, the stated capital component attributable to our common stock will be reduced to an amount equal to between one-half and one-tenth of its present amount and the additional paid-in capital component will be increased by the amount by which the stated capital component is reduced.  The per share net loss and net book value per share of our common stock will be increased as a result of the reverse split because there will be fewer shares of our common stock outstanding.

Procedure for Effecting the Reverse Split and Filing the Certificate of Amendment

 Generally

The Board of Directors will file the Articles of Amendment, which will not reflect a change in the par value of the Company’s common stock as a result of the reverse split with the Secretary of State of the State of Nevada.  The reverse split will become effective as of 5:00 p.m. eastern time on the date of filing, which time on such date will be referred to as the “effective time.”  At the effective time, each lot of between two and ten shares of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of common stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-reverse split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-reverse split shares.  However, a shareholder will not be entitled to receive any dividends or distributions payable after the Articles of Amendment is effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.  From and after the effective time, any certificates formerly representing pre-reverse split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse split shares.   SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In connection with the reverse split, our common stock will change its current CUSIP number.  This new CUSIP number will appear on any new certificates representing post-reverse split shares of our common stock.

Notwithstanding these potential disadvantages, the Board of Directors believes that the reverse stock split is in the best interest of Striker Oil & Gas, Inc. for the reasons set forth above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT GREATER THAN 1-FOR-10 OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

PROPOSAL NUMBER 2 –ADOPTION OF THE 2008 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2008 Stock Option Plan (the “Plan”) in September 2008.  The purpose of the Plan is intended to advance the best interests of the Company, its affiliates and stockholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the Plan which is qualified in its entirety by the plan attached hereto as Exhibit A.

General Administration of the Plan

The Plan will be administered by the Company’s Compensation Committee, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and restricted stock.

It is intended that the Committee shall be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries.  The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the Plan.

Shares Subject to the Plan

Subject to adjustment as described below, a maximum of 4,000,000 shares of Company common stock may be issued under the Plan.  If an award terminates or expires without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% stockholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant.  The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof.  The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant.  The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise.  At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof.  Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years.  Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Restricted Stock

Under the Plan, the Committee may award restricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions on such shares, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of restricted stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Performance Shares

The Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the Plan), an unexercised option shall automatically accelerate so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) materially increase the number of shares of Company common stock reserved for issuance under the Plan, (c) materially modify the requirements to eligibility for participation in the Plan, or (d) would cause the Company to be unable to grant Incentive Options.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition.  Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares.  If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

Plan Benefits

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, other than provided for below, are not presently determinable.  If the shareholders approve the Plan, such grants and awards will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

In April 2008, the Board of Directors granted stock options to purchase common stock pursuant to the Plan, subject to shareholder approval of Plan.  The following table describes the number of shares of common stock underlying options that have been granted subject to the Plan on a pre-split basis:

Name	Number of Shares	Exercise Price	Value (1)
James T. DeGraffenreid	150,000	$0.50	$107,158
Robert Wonish	600,000	$0.50	571,514
Executive Group (includes 1 officers)	750,000		$678,672

Non-Executive Director Group (includes directors)	--	--	--
Non-Executive Officer Employee Group	--	--	--

(1)	Calculated using the Black-Scholes option pricing model.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2007, with respect to the Company’s compensation plans under which common stock is authorized for issuance.  We believe that the exercise price for all of the options set forth below reflects fair market value.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Plan Category	(A)	(B)	(C)
Equity Compensation Plans Approved by Security Holders	2,825,333	$0.530	604,295
Equity Compensation Plans not Approved by Security Holders	6,000,000	$0.203	2,000,000
Total	8,825,333		2,604,295

Adoption of the Plan

In September 2008, our Board of Directors, believing it to be in the best interests of the Company, adopted the Plan.

Vote Required

Approving the Plan requires a majority of the vote of holders of the shares of common stock present and entitled to vote at the Special Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE PLAN.

SIGNIFICANT STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of November 21, 2008 (i) by each person who is known by us to beneficially own more than 5% of our common stock, (ii) by each of our officers and directors, and (iii) by all of our officers and directors as a group.  The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.  As of November 21, 2008, there were 24,810,777 shares of common stock outstanding.

Name and Address of Owner (1)	Number of Shares Owned	Percentage of Class
Kevan Casey	9,645,272 (2)	38.88%
Robert G. Wonish	226,457	*
James DeGraffenreid	66,667 (4)	*
All Officers and Directors as a Group (4 persons)	9,821,825 (5)	39.59%

KM Casey No.1 Ltd.	9,532,700 (6)	38.42%
Tommy Allen 23510 Belle Vernon Dr Spring, Texas 77389	2,352,662(7)	9.48%
Allen Family Trust 23510 Belle Vernon Dr Spring, Texas 77389	2,062,061 (8)	8.31%
* Less than 1%.

(1)	Address is 5075 Westheimer, Suite 975, Houston, Texas 77056 unless otherwise indicated.
(2)	Includes 93,000 shares issuable upon exercise of currently exercisable stock options owned by Mr. Casey and 9,532,700 shares owned by KM Casey No. 1 LTD.
(3)	Includes 360,000 shares issuable upon exercise of currently exercisable stock options.
(4)	Represents 66,667 shares issuable upon exercise of currently exercisable stock options.
(5)	Includes 259,667 shares issuable upon exercise of currently exercisable stock options.
(6)	Mr. Kevan Casey exercises voting and dispositive power over all shares beneficially owned by KM Casey No. 1 LTD.
(7)
The shares reported as beneficially owned by Tommy Allen consist of (i) 290,601 registered in the name of Mr. Allen and (ii) 2,062,061 shares registered in the name of the Allen Family Trust.  Mr. Allen exercises voting and dispositive power over all shares beneficially owned by the Allen Family Trust.

(8)	Tommy Allen exercises voting and dispositive power over all shares beneficially owned by the Allen Family Trust.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 1,500,000,000 shares of common stock, par value $.001.  As of November 21, 2008, there were 24,810,777 shares of common stock outstanding.  Holders of our common stock are entitled to one vote per share on all matters to be voted upon by the stockholders.  The election of directors requires a plurality of votes cast by our stockholders.  All other actions by our stockholders require a majority of votes cast.  Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore. Upon the liquidation, dissolution, or winding up of our company, the holders of common stock are entitled to share ratably in all of our assets which are legally available for distribution after payment of all debts and other liabilities and liquidation preference of any outstanding common stock.  Holders of common stock have no preemptive, subscription, redemption or conversion rights.  The outstanding shares of common stock are validly issued, fully paid and non-assessable.  The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which we may designate and issue in the future without further stockholder approval.

The transfer agent of our common stock is OTC Stock Transfer Inc., 231 East 2100 South Suite F, Salt Lake City, Utah 84114.

Preferred Stock

    We are authorized to issue up to 25,000,000 shares of preferred stock, par value $.001.  As of November 21, 2008, no shares of preferred stock are issued and outstanding.  The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors.  The Board of Directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.

Options

   As of November 21, 2008, we have issued and outstanding 950,000 options to purchase shares of our common stock pursuant to our 2008 Stock Option Plan, which shall vest upon approval of the Plan, and 295,067 options to purchase shares of our common stock pursuant to our 2004 Stock Option Plan and 500,000 options to purchase shares of our common stock pursuant to our 2007 Stock Option Plan.

Warrants

   In connection with a Securities Purchase Agreement dated May 17, 2007, as amended on February 20, 2008, we issued warrants to purchase an aggregate of 1,624,300 shares of common stock as follows:

•	warrant to purchase 509,000 shares of common stock exercisable at $2.75 per share;
•	warrant to purchase 430,800 shares of Common Stock exercisable at $3.25 per share;
•	warrant to purchase 373,400 shares of Common Stock exercisable at $3.75 per share and
•	warrant to purchase 311,100 shares of Common Stock exercisable at $4.50 per share.

   All of the warrants expire five years from the date of issuance.

   In addition, in connection with the amendment on February 20, 2008, we issued additional warrants to purchase an aggregate of 2,722,237 shares of common stock as follows:

•	warrant to purchase 1,357,334 shares of common stock at $0.75 per share;
•	warrant to purchase 689,280 shares of Common Stock at $1.25 per share;
•	warrant to purchase 426,743 shares of Common Stock at $1.75 per share and
•	warrant to purchase 248,880 shares of Common Stock at $2.50 per share.

    All of the warrants expire on May 17, 2012.

Convertible Securities

To obtain funding for our ongoing operations, we entered into a securities purchase agreement with YA Global Investments, L.P. (formerly, Cornell Capital Partners L.P.), an accredited investor, on May 17, 2007, for the sale of $7,000,000 in secured convertible debentures.  They have provided us with an aggregate of $7,000,000 as follows:

•	$3,500,000 was disbursed on May 17, 2007;
•	$2,000,000 was disbursed on June 29, 2007; and
•	$1,500,000 was disbursed on October 24, 2007.

    Accordingly, we received a total of $7,000,000, less a 10% commitment fee of $700,000 and a $15,000 structuring fee for net proceeds of $6,285,000 pursuant to the securities purchase agreement.  We had previously paid an additional $15,000 to Yorkville Advisors as a structuring fee.

    The convertible debentures bear interest at 9%, mature 30 months from the date of issuance, and are convertible into our common stock, at the selling stockholder’s option, at a rate of $2.50 per share, subject to adjustment.  The investor has contractually agreed to restrict its ability to convert its debentures or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

    The conversion price of the secured convertible debentures will be adjusted in the following circumstances:

•
If we pay a stock dividend, engage in a stock split, reclassify our shares of common stock or engage in a similar transaction, the conversion price of the secured convertible debentures will be adjusted proportionately;

•
If we issue rights, options or warrants to all holders of our common stock (and not to YA Global Investments) entitling them to subscribe for or purchase shares of common stock at a price per share less than $2.50 per share, other than issuances specifically permitted by the securities purchase agreement then the conversion price of the secured convertible debentures will be adjusted on a weighted-average basis;

•
If we issue shares, other than issuances specifically permitted by the securities purchase agreement of our common stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of our common stock, at a price per share less than $2.50 per share, then the conversion price will be adjusted to such lower price on a full-ratchet basis;

•
If we distribute to all holders of our common stock (and not to YA Global Investments) evidences of indebtedness or assets or rights or warrants to subscribe for or purchase any security, then the conversion price of the secured convertible debenture will be adjusted based upon the value of the distribution as a percentage of the market value of our common stock on the record date for such distribution;

•
If we reclassify our common stock or engage in a compulsory share exchange pursuant to which our common stock is converted into other securities, cash or property, YA Global Investments will have the option to either (i) convert the secured convertible debentures into the shares of stock and other securities, cash and property receivable by holders of our common stock following such transaction, or (ii) demand that we prepay the secured convertible debentures;

•
If we engage in a merger, consolidation or sale of more than one-half of our assets, then YA Global Investments will have the right to (i) demand that we prepay the secured convertible debentures, (ii) convert the secured convertible debentures into the shares of stock and other securities, cash and property receivable by holders of our common stock following such transaction, or (iii) in the case of a merger or consolidation, require the surviving entity to issue a convertible debenture with similar terms; and

•
If there is an occurrence of an event of default, as defined in the secured convertible debentures, or the secured convertible debentures are not redeemed or converted on or before the maturity date, the secured convertible debentures shall be convertible into shares of our common stock at the lower of (i) the then applicable conversion price; (ii) 90% of the average of the three lowest volume weighted average prices of our common stock, as quoted by Bloomberg, LP, during the 10 trading days immediately preceding the date of conversion; or (iii) 20% of the volume weighted average prices of our common stock, as quoted by Bloomberg, LP, on May 17, 2007.

    On February 20, 2008, we entered into an Amendment Agreement with YA Global Investments, L.P., amending certain notes and warrants entered into in connection with the Securities Purchase Agreement executed on May 17, 2007, by and between us and YA Global.

    The Amendment amends the notes as follows: (i) the interest rate was increased from 9% to 14%; (ii) the maturity date was changed from November 17, 2009 to December 31, 2010; (iii) the conversion price was changed from $2.50 per share to $0.75 per share; (iv) we agreed to make monthly payments of principal and interest of $100,000 beginning on March 1, 2008 and a one-time balloon payment of $1,300,000 due and payable on December 31, 2009. Based on this revised conversion price, the $4,649,195 in secured convertible debentures remaining as of November 21, 2008, excluding interest, are convertible into6,198,927 shares of our common stock.

Independent Public Accountants

The Company has selected Malone & Bailey, PC (“Malone & Bailey”) as the Company’s independent public accountants for the fiscal year ending December 31, 2007.  The Board at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

               A representative of Malone & Bailey is not expected to attend the Special Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

OTHER MATTERS

The Board knows of no other business to come before the Special Meeting.  However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

Record Date

Our board of directors has fixed the close of business on October 22, 2008, as the record date for the determination of stockholders who are entitled to receive this information statement.  There were 23,376,351 shares of our common stock issued and outstanding on the record date.

Incorporation by Reference

This Proxy Statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.

•	Our Annual Report on Form 10-KSB/A for the year ended December 31, 2007.
•	Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.
•	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.
•	Our Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008.
•	Our Information Statement on Schedule 14C filed March 11, 2008.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Special Meeting.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters.  You may read and copy any document that we file at the public reference facilities of the SEC in Washington, D.C.  You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  Our SEC filings are also available on the SEC’s website at www.sec.gov.

By Order of the Board of Directors

Kevan Casey
Chief Executive Officer

December __, 2008
Houston, Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE OR BY FAX AT 713-402-6799. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

FORM OF PROXY
STRIKER OIL & GAS, INC.
SPECIAL MEETING OF SHAREHOLDERS
December 19, 2008

STRIKER OIL & GAS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned shareholder of Striker Oil & Gas, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints Kevan Casey with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 11:00 A.M.., Central Time, Friday, December 19, 2008, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.  The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT GREATER THAN 1-FOR-10, VOTED FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2008 STOCK OPTION PLAN, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTORS’ NOMINEES UNDER PROPOSAL ONE. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE OR BY FAX TO 713-402-6799.

     1.   To approve an amendment to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Nevada Secretary of State (if necessary) no later than December 31, 2009.
           For         Against     Abstain

           [  ]              [  ]             [  ]

    2.   To approve the adoption of the Company’s 2008 Stock Option Plan.

           [  ]              [  ]             [  ]

[Signature page follows]

TO VOTE YOUR PROXY BY FAX:

Mark your vote, sign and date this proxy and fax to: 713-402-6799.

                                DATED: ______________________                                                                           _______________________________
                                                                                                                                                                               [Signature]

                                _______________________________
                                [Signature if jointly held]

                                _______________________________
                                [Printed Name]